UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

This Form N-CSR relates solely to the Registrant’s Prudential Global Real Estate Fund (the “Fund”).

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

PRUDENTIAL GLOBAL REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2017

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Objective: Capital appreciation and income

Highlights

•	North America, Asia Pacific, and Europe are the three major regions represented in the Fund. North America drove the Fund’s outperformance during the reporting period.

•

Within the US, several sectors saw favorable relative performance. Stock selection was strong in the health care, residential, and triple net sectors. A triple net refers to a type of lease agreement in which the tenant is responsible for paying the building’s property taxes, insurance, and maintenance.

•	Asia also contributed to performance, largely the result of positive stock selection in Japan.

•

Singapore was the overall largest detractor of relative performance, due to weak security selection. Europe, as a whole, underperformed as the majority of countries that make up the region lagged. In the United Kingdom, unfavorable asset allocation and stock selection dragged on results as did weak stock selection in France and the Fund’s lack of exposure to Austria.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment advisor. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Global Real Estate Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Global Real Estate Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Global Real Estate Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Real Estate Fund

December 15, 2017

Prudential Global Real Estate Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.85	4.70	1.42	—
Class B	0.94	4.98	1.28	—
Class C	4.99	5.15	1.29	—
Class Q	7.22	N/A	N/A	6.22 (8/23/13)
Class R	6.52	5.68	N/A	4.12 (6/16/08)
Class Z	7.05	6.21	2.30	—
FTSE EPRA/NAREIT Developed Index	6.12	6.45	1.49	—
S&P 500 Index	23.61	15.17	7.51	—
Lipper Global Real Estate Funds Average	7.24	6.58	1.77	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.72	5.89	2.00	—
Class B	5.94	5.15	1.28	—
Class C	5.99	5.15	1.29	—
Class Q	7.22	N/A	N/A	6.22 (8/23/13)
Class R	6.52	5.68	N/A	4.12 (6/16/08)
Class Z	7.05	6.21	2.30	—
FTSE EPRA/NAREIT Developed Index	6.12	6.45	1.49	—
S&P 500 Index	23.61	15.17	7.51	—
Lipper Global Real Estate Funds Average	7.24	6.58	1.77	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Real Estate Fund (Class Z shares) with a similar investment in the FTSE EPRA/NAREIT Developed Index and S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class Q and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Global Real Estate Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 are 6.92% and 4.75% for Class R shares.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the US have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 are 13.88% and 10.13% for Class R shares.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average (Lipper Average) is based on the average return for all funds in the Lipper Global Real Estate Funds universe for the periods noted. Funds in the Lipper Average invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are

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principally traded outside of the US. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 are 7.04% and 4.92% for Class R shares.

Investors cannot invest directly in an index or average. Their returns do not include the effect of sales charges and operating expenses of a mutual fund or taxes and would be lower if they did. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Simon Property Group, Inc., Retail REITs	2.8
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	2.8
AvalonBay Communities, Inc., Residential REITs	2.5
Unibail-Rodamco SE, Retail REITs	2.3
Equity Residential, Residential REITs	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Retail	16.4
Residential	13.1
Office	12.1
Diversified Real Estate Activities	10.7
Industrial	10.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Global Real Estate Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Real Estate Fund’s Class Z shares gained 7.05% for the 12-month reporting period ended October 31, 2017, outperforming the 6.12% gain of the FTSE EPRA/NAREIT Developed Index (Index), but underperforming the 7.24% advance of the Lipper Global Real Estate Funds Average. The Fund underperformed the 23.61% return of the S&P 500 Index.

What were conditions like in the global real estate securities market?

•

In the US, real estate investment trust (REIT) returns were primarily driven by shifting views on interest rates, tax legislation, concerns over where we are in the real estate cycle, as well as continued strong real estate fundamentals. Investors rewarded property types that demonstrated the best cash flow growth with premium multiples for the top-performing industrial and data center sectors.

•

The level of jobs growth continued to create ample real estate demand to absorb vacancies and create pricing power in most property types and markets. However, the growth in jobs was not so much that it created material supply additions, with the exception of apartments, self-storage, and select industrial and hotel markets. New supply, remains well below historical averages and near historical lows at 1% of existing supply. M&A (merger and acquisition) activity accelerated during the year as a low cost of capital combined with REITs trading at discounts to net asset value provided a good environment for deals. From a relative valuation perspective, certain core real estate property types are trading at wide discounts relative to their historical levels.

•

Europe has been the global region with the strongest performance over the last 12 months, with the Europe performing well during the reporting period. While political risk troubled investors at the beginning of 2017 with numerous upcoming elections across Europe, the Index began a strong recovery beginning in late April following positive results in the Dutch and French elections.

•

The very low interest rate environment has persisted in the eurozone for longer than investors had originally anticipated, creating downward pressure on capitalization rates (the rate of return on a real estate investment property based on the expected income that the property will generate) across the region, especially for core properties in the more liquid markets.

•

Foreign investor demand was strong and rental growth momentum was robust in the major continental markets. The UK also kept pace with the wider European market. Stock prices and the currency bounced from their post-Brexit lows in the third quarter of 2016, as the real estate market did not experience the sudden contraction that had been feared. However, the UK began underperforming the rest of Europe following the June 2017 election that weakened the current government as uncertainty over the shape and implications of Brexit grew.

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•

Asia Pacific developers had their best showing in years, led by Singapore and Hong Kong developers. Positive growth expectations, lower interest rates and reduced housing policy risk were factors contributing to their re-rating. The Hong Kong developers also had the added advantage of firm mainland Chinese investment demand, value-accretive asset disposals, farmland conversions, and more shareholder-friendly policies.

•

Japanese developers did well on better-than-expected condominium sales and solid office demand. The electoral victory by Shinzo Abe’s Liberal Democratic Party (LDP) reinforced reflation (an uptick in market prices) expectations and accommodative monetary policy—a positive for real estate developers.

•

Asia Pacific REITs showed mixed performance in the past 12 months, with Singapore REITs leading the pack, followed by the Australian REITs. In Singapore, office REITs benefited from a recovery given limited Grade A completions in the next two years. In Australia, demand for the highest-quality or Grade-A offices remained robust whereas retail faced ongoing challenges with competition from Amazon and a cyclical consumption slowdown. Given the sharp escalation in physical asset pricing, While Japanese developers did well, Japanese REITs corrected the most as a result of diminished acquisition growth expectations.

What worked?

•

North America, Asia-Pacific and Europe are the three major regions represented in the Fund. North America drove the Fund’s outperformance during the reporting period, although Asia also made a contribution. Europe slightly detracted.

•

Within the US, several sectors saw favorable relative performance. Stock selection was strong in the health care, residential, and triple net sectors. A triple net refers to a type of lease agreement in which the tenant is responsible for paying the building’s property taxes, insurance, and maintenance. Also, a combination of favorable asset allocation and sound stock selection resulted in outperformance in the diversified and office sectors. Asia also contributed to performance, largely the result of positive stock selection in Japan.

What didn’t work?

•

Singapore was the overall largest detractor of relative performance, due to weak security selection. Europe, as a whole, underperformed as the majority of countries that make up the region lagged. In the United Kingdom, unfavorable asset allocation and stock selection dragged on results as did weak stock selection in France and the Fund’s lack of exposure to Austria.

Prudential Global Real Estate Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Rexford Industrial Realty, Inc.	0.47	Deutsche Wohnen SE	–0.28
Kimco Realty Corporation	0.44	Federal Realty Investment Trust	–0.28
Daiwa House Industry Co., Ltd.	0.44	Retail Properties of America, Inc. Class A	–0.41
Sunstone Hotel Investors, Inc.	0.43	DDR Corp.	–0.43
HCP, Inc.	0.41	Taubman Centers, Inc.	–0.49

Current outlook

•

In the US, REITs should experience continued improvement in operating fundamentals and are expected to deliver a high dividend and 5%-7% cash flow growth in the next 12 months. US REITs offer a valuable combination of income and growth in a volatile market. The market continues to revise its expectations around the timing and magnitude of interest-rate policy change. Merger and acquisition activity has picked up and is expected to continue for the remainder of 2017, particularly if small capitalization REITs continue to trade at discounts to private real estate value.

•

Eurozone economic indicators continue to improve slowly and the monetary policy backdrop remains loose. While the European Central Bank (ECB) has announced plans to gradually scale back quantitative easing, the overall economic and real estate environment in Europe is modestly positive. The exception to this benign environment appears to be the UK, where the process of the UK’s exit from the EU only began at the end of March 2017. Real estate fundamentals look solid across continental Europe. New supply is generally under control and there is evidence of at least modest rental growth in most markets. The backdrop of monetary policy is expected to remain supportive for some time.

•

The Asia Pacific region should continue to see value, notwithstanding rising interest rates that could pose a challenge to REITs. The themes we see that could be favorable in the coming months are: strategic review/asset disposal on the back of strong capital appreciation, especially so in Hong Kong office and retail stocks, flight-to-quality, particularly among Singapore office securities, and lastly, conducive monetary policy among the Japan developers. A weaker US dollar/stronger yen could derail economic momentum in Japan and impact underlying demand for condos and office space. On the other hand, lowered expectations of Fed hikes and an easing in monetary conditions would be viewed positively for Hong Kong developers.

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Comments on Largest Holdings

2.8%	Simon Property Group Inc., Retail REITS

Simon Property Group, Inc. is a self-administered and self-managed real estate investment trust. The Company owns, develops, and manages retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties.

2.8%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Limited, through its subsidiaries, develops and invests in properties. The Company also operates hotels, manages properties, car parking, and transportation infrastructure. In addition, Sun Hung Kai operates logistics business, construction, financial services, telecommunication Internet infrastructure, and enabling services.

2.5%	AvalonBay Communities, Inc., Residential REITs

AvalonBay buys, develops, renovates, and operates multifamily properties in the US. It specializes in upscale properties in high barrier-to-entry markets such as Boston, Los Angeles, New York City, San Francisco, Seattle, and Washington, DC. By providing luxury living in high-demand areas where apartment-zoned land is in low supply, AvalonBay can also charge premium rent. The REIT owns about 180 apartment communities with more than 53,000 units. It also has more than 30 properties under construction or redevelopment, and owns rights to develop more than 30 additional ones.

2.3%	Unibail-Rodamco SE, Retail REITs

Unibail-Rodamco SE leases and rents building space, finances real estate investments, and renovates real estate for sale. The Company’s properties, mainly shopping centers, office buildings, and convention-exhibition centers, are primarily located in city centers and near major access routes.

2.2%	Equity Residential, Residential REITs

Equity Residential acquires, develops, and manages apartment complexes in the United States.

Prudential Global Real Estate Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

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over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Real Estate Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,043.10	1.26%	$6.49
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class B	Actual	$1,000.00	$1,038.90	1.96%	$10.07
	Hypothetical	$1,000.00	$1,015.32	1.96%	$9.96
Class C	Actual	$1,000.00	$1,039.40	1.96%	$10.08
	Hypothetical	$1,000.00	$1,015.32	1.96%	$9.96
Class Q	Actual	$1,000.00	$1,045.40	0.80%	$4.12
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class R	Actual	$1,000.00	$1,042.10	1.46%	$7.51
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
Class Z	Actual	$1,000.00	$1,044.50	0.96%	$4.95
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Global Real Estate Fund	17

Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS

Australia 5.9%
Charter Hall Office, REIT (Escrow Shares)*^	590,800	$—
Dexus, REIT	3,119,492	23,358,768
Goodman Group, REIT	6,483,831	41,572,781
Scentre Group, REIT	6,186,419	19,075,485
Stockland, REIT	10,210,395	35,388,737
Vicinity Centres, REIT	10,127,776	20,585,990
Westfield Corp., REIT	2,577,731	15,363,959

		155,345,720

Canada 2.4%
Boardwalk Real Estate Investment Trust, REIT	387,845	11,968,149
Canadian Apartment Properties, REIT	602,772	15,918,489
Chartwell Retirement Residences, UTS	1,032,027	12,279,369
First Capital Realty, Inc.	1,396,416	22,146,091

		62,312,098

France 3.8%
Carmila SA	299,556	8,287,542
Fonciere des Regions, REIT	82,941	8,445,800
ICADE, REIT	40,470	3,536,698
Klepierre SA, REIT	544,719	21,684,239
Unibail-Rodamco SE, REIT	237,227	59,379,610

		101,333,889

Germany 4.2%
ADO Properties SA, 144A	260,614	12,884,085
Alstria Office REIT AG	767,884	10,916,121
LEG Immobilien AG	185,839	18,930,398
TLG Immobilien AG	484,121	11,229,569
VIB Vermoegen AG	338,935	8,511,878
Vonovia SE	1,118,533	49,409,493

		111,881,544

Hong Kong 7.7%
CK Asset Holdings Ltd.	1,549,988	12,756,147
Henderson Land Development Co. Ltd.	4,897,458	31,960,322
Hongkong Land Holdings Ltd.	1,420,419	10,298,038
Link REIT	5,173,418	43,494,514
New World Development Co. Ltd.	7,050,454	10,511,661
Sun Hung Kai Properties Ltd.	4,448,830	72,780,181

See Notes to Financial Statements.

Prudential Global Real Estate Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Hong Kong (cont’d.)
Swire Properties Ltd.	1,556,163	$5,258,620
Wharf Holdings Ltd. (The)	1,812,249	16,506,232

		203,565,715

Ireland 1.4%
Green REIT PLC	7,748,106	13,630,892
Hibernia REIT PLC	9,349,768	16,056,861
Irish Residential Properties REIT PLC	4,782,993	8,224,600

		37,912,353

Japan 10.6%
Activia Properties, Inc., REIT	3,636	14,228,330
Daiwa House Industry Co. Ltd.	724,627	26,559,697
Hoshino Resorts REIT, Inc.	322	1,550,564
Hulic Co. Ltd.	2,037,846	21,022,389
Invincible Investment Corp., REIT	68,876	27,915,512
Japan Hotel REIT Investment Corp.	12,407	8,214,527
Japan Real Estate Investment Corp., REIT	3,432	16,089,717
Kenedix Retail REIT Corp.	12,317	24,307,242
LaSalle Logiport, REIT	16,865	15,867,853
Mitsubishi Estate Co. Ltd.	1,136,778	20,614,953
Mitsui Fudosan Co. Ltd.	1,950,300	45,521,930
Nippon Building Fund, Inc., REIT	1,642	7,927,818
Sumitomo Realty & Development Co. Ltd.	1,476,461	49,449,940

		279,270,472

Netherlands 0.3%
Eurocommercial Properties NV, REIT	189,050	7,871,845

Singapore 2.7%
Cache Logistics Trust, REIT	13,737,825	8,262,096
CapitaLand Ltd.	3,504,983	9,438,898
Keppel REIT	27,576,304	23,770,426
Suntec Real Estate Investment Trust, REIT	21,557,941	30,861,922

		72,333,342

Spain 0.7%
Axiare Patrimonio SOCIMI SA, REIT	929,778	17,437,162

Sweden 1.6%
Atrium Ljungberg AB (Class B Stock)	485,887	8,059,954
Fabege AB	621,805	13,129,578

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Sweden (cont’d.)
Hufvudstaden AB (Class A Stock)	738,664	$12,154,895
Kungsleden AB	1,319,308	9,414,485

		42,758,912

Switzerland 0.5%
PSP Swiss Property AG	140,254	12,344,903

United Kingdom 4.6%
Big Yellow Group PLC, REIT	1,150,736	11,889,706
British Land Co. PLC (The), REIT	1,424,746	11,375,416
Derwent London PLC, REIT	125,003	4,442,909
Empiric Student Property PLC, REIT	7,129,496	9,212,307
Hammerson PLC, REIT	2,094,139	14,577,717
Land Securities Group PLC, REIT	1,411,685	18,131,279
NewRiver REIT PLC	2,078,732	9,249,492
Segro PLC, REIT	1,694,545	12,233,052
Shaftesbury PLC, REIT	973,432	12,808,037
Tritax Big Box PLC, REIT	6,314,180	12,353,512
Warehouse REIT PLC*	4,727,300	6,129,423

		122,402,850

United States 53.5%
Alexandria Real Estate Equities, Inc., REIT	46,851	5,807,650
American Assets Trust, Inc., REIT	379,743	14,730,231
American Campus Communities, Inc., REIT	270,987	11,267,639
American Homes 4 Rent, REIT (Class A Stock)	1,422,981	30,281,036
AvalonBay Communities, Inc., REIT	357,780	64,876,247
Boston Properties, Inc., REIT	118,913	14,409,877
Camden Property Trust, REIT	461,797	42,134,358
Columbia Property Trust, Inc., REIT	955,869	21,105,588
Community Healthcare Trust, Inc., REIT	969,487	26,593,028
CoreSite Realty Corp., REIT	107,066	11,857,560
CubeSmart, REIT	1,257,967	34,241,862
DiamondRock Hospitality Co., REIT	3,390,489	36,820,711
Digital Realty Trust, Inc., REIT	208,296	24,670,578
Duke Realty Corp., REIT	1,859,666	52,963,288
Empire State Realty Trust, Inc., REIT (Class A Stock)	1,132,052	22,697,643
EPR Properties, REIT	231,235	15,996,837
Equity LifeStyle Properties, Inc., REIT	443,161	39,210,885
Equity Residential, REIT	880,807	59,243,079
Federal Realty Investment Trust, REIT	303,274	36,550,583
First Industrial Realty Trust, Inc., REIT	892,838	27,570,837

See Notes to Financial Statements.

Prudential Global Real Estate Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

United States (cont’d.)
Forest City Realty Trust, Inc., REIT (Class A Stock)	2,143,178	$52,786,474
Four Corners Property Trust, Inc., REIT	1,310,598	32,345,559
GGP, Inc., REIT	566,827	11,030,453
Gramercy Property Trust, REIT	661,774	19,654,688
Hudson Pacific Properties, Inc., REIT	1,715,390	58,014,490
Invitation Homes, Inc., REIT(a)	695,663	15,701,114
JBG SMITH Properties, REIT*	562,677	17,561,149
Kilroy Realty Corp., REIT	373,667	26,616,300
Life Storage, Inc., REIT	102,474	8,281,949
Macerich Co. (The), REIT	122,525	6,689,865
MedEquities Realty Trust, Inc., REIT	1,610,299	18,711,674
Medical Properties Trust, Inc., REIT	2,303,078	30,469,722
MGM Growth Properties LLC, REIT (Class A Stock)	993,226	29,310,099
Mid-America Apartment Communities, Inc., REIT	381,667	39,063,617
Park Hotels & Resorts, Inc., REIT	1,159,247	33,374,721
Physicians Realty Trust, REIT	1,494,003	25,965,772
Piedmont Office Realty Trust, Inc., REIT (Class A Stock)	1,135,605	21,962,601
ProLogis, Inc., REIT	515,031	33,260,702
Public Storage, REIT	108,687	22,525,381
QTS Realty Trust, Inc., REIT (Class A Stock)	315,916	18,275,741
Retail Properties of America, Inc., REIT (Class A Stock)	2,026,293	24,761,300
Rexford Industrial Realty, Inc., REIT	1,121,105	33,285,607
Simon Property Group, Inc., REIT	470,085	73,018,303
SL Green Realty Corp., REIT	179,029	17,129,495
STAG Industrial, Inc., REIT	1,090,135	29,760,686
Sunstone Hotel Investors, Inc., REIT	1,606,417	26,216,725
Taubman Centers, Inc., REIT	447,856	21,147,760
Ventas, Inc., REIT	408,072	25,606,518
Vornado Realty Trust, REIT	37,108	2,777,905
Welltower, Inc., REIT	708,162	47,418,528

		1,415,754,415

TOTAL LONG-TERM INVESTMENTS (cost $2,289,007,047)		2,642,525,220

See Notes to Financial Statements.

22

Description	Shares	Value
SHORT-TERM INVESTMENTS 0.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	160,160	$160,160
Prudential Investment Portfolios 2 - Prudential Institutional Money Market (cost $3,821,572; includes $3,820,800 of cash collateral for securities on loan)(b)(w)	3,821,189	3,821,572

TOTAL SHORT-TERM INVESTMENTS (cost $3,981,732)		3,981,732

TOTAL INVESTMENTS 100.1% (cost $2,292,988,779)		2,646,506,952
Liabilities in excess of other assets (0.1)%		(2,513,279)

NET ASSETS 100.0%		$2,643,993,673

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,593,144; cash collateral of $3,820,800 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	23

Schedule of Investments (continued)

as of October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$155,345,720	$—
Canada	62,312,098	—	—
France	—	101,333,889	—
Germany	—	111,881,544	—
Hong Kong	10,298,038	193,267,677	—
Ireland	—	37,912,353	—
Japan	—	279,270,472	—
Netherlands	—	7,871,845	—
Singapore	—	72,333,342	—
Spain	—	17,437,162	—
Sweden	—	42,758,912	—
Switzerland	—	12,344,903	—
United Kingdom	6,129,423	116,273,427	—
United States	1,415,754,415	—	—
Affiliated Mutual Funds	3,981,732	—	—

Total	$1,498,475,706	$1,148,031,246	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Retail REITs	16.4%
Residential REITs	13.1
Office REITs	12.1
Diversified Real Estate Activities	10.7
Industrial REITs	10.3
Real Estate Operating Companies	8.4
Diversified REITs	8.3
Health Care REITs	6.8
Specialized REITs	6.6
Hotel & Resort REITs	6.2%
Real Estate Development	0.5
Health Care Facilities	0.5
Affiliated Mutual Funds (including 0.1% of collateral for securities on loan)	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

24

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,593,144	$(3,593,144)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	25

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $3,593,144:
Unaffiliated investments (cost $ 2,289,007,047)	$2,642,525,220
Affiliated investments (cost $3,981,732)	3,981,732
Receivable for investments sold	17,610,352
Receivable for Fund shares sold	5,043,508
Dividends receivable	3,306,764
Tax reclaim receivable	2,771,276
Prepaid expenses	24,030

Total assets	2,675,262,882

Liabilities
Payable for investments purchased	19,439,841
Payable for Fund shares reacquired	5,507,362
Payable to broker for collateral for securities on loan	3,820,800
Management fee payable	1,717,357
Accrued expenses and other liabilities	528,595
Distribution fee payable	181,050
Affiliated transfer agent fee payable	74,068
Payable to custodian	136

Total liabilities	31,269,209

Net Assets	$2,643,993,673

Net assets were comprised of:
Shares of beneficial interest, at par	$109,562
Paid-in capital in excess of par	2,329,928,520

2,330,038,082
Distributions in excess of net investment income	(38,913,563)
Accumulated net realized loss on investment and foreign currency transactions	(691,339)
Net unrealized appreciation on investments and foreign currencies	353,560,493

Net assets, October 31, 2017	$2,643,993,673

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share, ($283,166,523 ÷ 11,765,774 shares of beneficial interest issued and outstanding)	$24.07
Maximum sales charge (5.50% of offering price)	1.40

Maximum offering price to public	$25.47

Class B
Net asset value, offering price and redemption price per share, ($8,852,734 ÷ 375,531 shares of beneficial interest issued and outstanding)	$23.57

Class C
Net asset value, offering price and redemption price per share, ($96,562,096 ÷ 4,096,935 shares of beneficial interest issued and outstanding)	$23.57

Class Q
Net asset value, offering price and redemption price per share, ($748,551,867 ÷ 30,975,514 shares of beneficial interest issued and outstanding)	$24.17

Class R
Net asset value, offering price and redemption price per share, ($33,346,152 ÷ 1,389,107 shares of beneficial interest issued and outstanding)	$24.01

Class Z
Net asset value, offering price and redemption price per share, ($1,473,514,301 ÷ 60,959,222 shares of beneficial interest issued and outstanding)	$24.17

See Notes to Financial Statements.

Prudential Global Real Estate Fund	27

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $4,201,716)	$74,712,925
Affiliated dividend income	58,213
Income from securities lending, net (including affiliated income of $2,984)	8,651

Total income	74,779,789

Expenses
Management fee	21,451,577
Distribution fee—Class A	1,130,972
Distribution fee—Class B	101,735
Distribution fee—Class C	1,162,253
Distribution fee—Class R	250,021
Transfer agent’s fees and expenses (including affiliated expense of $460,700)	3,794,000
Custodian and accounting fees	544,000
Registration fees	139,000
Shareholders’ reports	106,000
Trustees’ fees	52,000
Legal fees and expenses	37,000
Audit fee	28,000
Miscellaneous	569,869

Total expenses	29,366,427
Less: Distribution fee waiver—Class R	(83,340)

Net expenses	29,283,087

Net investment income (loss)	45,496,702

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,355)	45,648,100
Foreign currency transactions	6,118

45,654,218

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of ($196))	96,706,472
Foreign currencies	122,787

96,829,259

Net gain (loss) on investment and foreign currency transactions	142,483,477

Net Increase (Decrease) In Net Assets Resulting From Operations	$187,980,179

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,496,702	$68,825,967
Net realized gain (loss) on investment and foreign currency transactions	45,654,218	50,965,128
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	96,829,259	(133,642,866)

Net increase (decrease) in net assets resulting from operations	187,980,179	(13,851,771)

Dividends and Distributions
Dividends from net investment income
Class A	(10,495,074)	(10,073,562)
Class B	(217,806)	(159,419)
Class C	(2,515,967)	(1,900,474)
Class Q	(15,332,173)	(8,598,824)
Class R	(687,075)	(449,042)
Class Z	(50,235,254)	(47,795,120)

	(79,483,349)	(68,976,441)

Distributions from net realized gains
Class A	(6,138,990)	(8,243,669)
Class B	(144,734)	(215,194)
Class C	(1,701,693)	(2,549,608)
Class Q	(5,036,979)	(5,211,340)
Class R	(337,025)	(365,187)
Class Z	(24,918,253)	(33,212,763)

	(38,277,674)	(49,797,761)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	679,809,441	896,821,883
Net asset value of shares issued in reinvestment of dividends and distributions	83,146,290	78,259,959
Cost of shares reacquired	(1,425,153,505)	(1,073,081,179)

Net increase (decrease) in net assets from Fund share transactions	(662,197,774)	(97,999,337)

Total increase (decrease)	(591,978,618)	(230,625,310)

Net Assets:
Beginning of year	3,235,972,291	3,466,597,601

End of year	$2,643,993,673	$3,235,972,291

See Notes to Financial Statements.

Prudential Global Real Estate Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following five series: Prudential Global Real Estate Fund and Prudential US Real Estate Fund which are non-diversified funds and Prudential QMA Long-Short Equity Fund, Prudential QMA Large-Cap Core Equity PLUS Fund and Prudential Short Duration Muni High Income Fund which are diversified funds. These financial statements relate to Prudential Global Real Estate Fund (the “Fund”).

The investment objective of the Fund is capital appreciation and income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

30

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or

Prudential Global Real Estate Fund	31

Notes to Financial Statements (continued)

contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

32

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Fund may hold rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Global Real Estate Fund	33

Notes to Financial Statements (continued)

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

34

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its subsidiary PGIM Real Estate. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2017, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .75% up to and including $5 billion, .74% on the next $5 billion and .73% of the Fund’s average daily net assets in excess of $10 billion. Prior to July 1, 2017, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets. The effective management fee rate was .75% of the Fund’s average daily net assets for the year ended October 31, 2017.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually

Prudential Global Real Estate Fund	35

Notes to Financial Statements (continued)

incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it has received $104,219 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $798, $19,556 and $6,133 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PGIM Real Estate and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of

36

Prudential Investment Portfolios 2, registered under the 1940 Act and managed by

PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $2,000 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $1,883,650,659 and $2,583,295,228, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2017, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $15,573,163 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, partnership investments, distribution reclass and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $79,145,242 of ordinary income and long-term capital gains of $38,615,781. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $68,976,441 of ordinary income and $49,797,761 of long-term capital gains.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis were $24,735,546 of ordinary income and $45,528,300 of long-term capital gains. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Prudential Global Real Estate Fund	37

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,402,815,207	$348,720,347	$(105,028,602)	$243,691,745

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis adjustments.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

38

At reporting period end, six shareholders of record held 51% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,806,682	$64,823,571
Shares issued in reinvestment of dividends and distributions	628,406	14,337,585
Shares reacquired	(8,253,259)	(192,084,664)

Net increase (decrease) in shares outstanding before conversion	(4,818,171)	(112,923,508)
Shares issued upon conversion from other share class(es)	220,784	5,161,111
Shares reacquired upon conversion into other share class(es)	(5,866,588)	(134,828,220)

Net increase (decrease) in shares outstanding	(10,463,975)	$(242,590,617)

Year ended October 31, 2016:
Shares sold	5,721,773	$136,007,276
Shares issued in reinvestment of dividends and distributions	658,899	15,782,441
Shares reacquired	(7,126,608)	(170,076,436)

Net increase (decrease) in shares outstanding before conversion	(745,936)	(18,286,719)
Shares issued upon conversion from other share class(es)	173,488	4,142,414
Shares reacquired upon conversion into other share class(es)	(882,399)	(21,146,725)

Net increase (decrease) in shares outstanding	(1,454,847)	$(35,291,030)

Class B
Year ended October 31, 2017:
Shares sold	4,179	$94,577
Shares issued in reinvestment of dividends and distributions	13,426	300,424
Shares reacquired	(127,106)	(2,896,549)

Net increase (decrease) in shares outstanding before conversion	(109,501)	(2,501,548)
Shares reacquired upon conversion into other share class(es)	(36,355)	(832,817)

Net increase (decrease) in shares outstanding	(145,856)	$(3,334,365)

Year ended October 31, 2016:
Shares sold	25,399	$598,409
Shares issued in reinvestment of dividends and distributions	12,944	303,677
Shares reacquired	(105,921)	(2,492,605)

Net increase (decrease) in shares outstanding before conversion	(67,578)	(1,590,519)
Shares reacquired upon conversion into other share class(es)	(37,012)	(873,882)

Net increase (decrease) in shares outstanding	(104,590)	$(2,464,401)

Prudential Global Real Estate Fund	39

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	331,530	$7,492,520
Shares issued in reinvestment of dividends and distributions	154,307	3,450,323
Shares reacquired	(1,957,252)	(44,582,968)

Net increase (decrease) in shares outstanding before conversion	(1,471,415)	(33,640,125)
Shares reacquired upon conversion into other share class(es)	(646,876)	(14,814,192)

Net increase (decrease) in shares outstanding	(2,118,291)	$(48,454,317)

Year ended October 31, 2016:
Shares sold	514,437	$12,067,875
Shares issued in reinvestment of dividends and distributions	153,122	3,592,616
Shares reacquired	(1,417,886)	(33,151,907)

Net increase (decrease) in shares outstanding before conversion	(750,327)	(17,491,416)
Shares reacquired upon conversion into other share class(es)	(387,838)	(9,123,645)

Net increase (decrease) in shares outstanding	(1,138,165)	$(26,615,061)

Class Q
Year ended October 31, 2017:
Shares sold	11,833,013	$278,826,715
Shares issued in reinvestment of dividends and distributions	674,222	15,663,774
Shares reacquired	(5,037,654)	(118,461,201)

Net increase (decrease) in shares outstanding before conversion	7,469,581	176,029,288
Shares issued upon conversion from other share class(es)	5,474,182	126,954,347
Shares reacquired upon conversion into other share class(es)	(8,358)	(201,047)

Net increase (decrease) in shares outstanding	12,935,405	$302,782,588

Year ended October 31, 2016:
Shares sold	6,347,474	$153,722,199
Shares issued in reinvestment of dividends and distributions	399,480	9,621,464
Shares reacquired†	(4,079,150)	(98,168,896)

Net increase (decrease) in shares outstanding before conversion	2,667,804	65,174,767
Shares issued upon conversion from other share class(es)	2,936,133	70,293,069
Shares reacquired upon conversion into other share class(es)	(1,459)	(35,868)

Net increase (decrease) in shares outstanding	5,602,478	$135,431,968

40

Class R	Shares	Amount
Year ended October 31, 2017:
Shares sold	653,688	$14,904,783
Shares issued in reinvestment of dividends and distributions	40,447	926,604
Shares reacquired	(527,382)	(12,274,051)

Net increase (decrease) in shares outstanding before conversion	166,753	3,557,336
Shares reacquired upon conversion into other share class(es)	(4,157)	(94,772)

Net increase (decrease) in shares outstanding	162,596	$3,462,564

Year ended October 31, 2016:
Shares sold	560,533	$13,453,429
Shares issued in reinvestment of dividends and distributions	30,694	734,299
Shares reacquired	(373,030)	(8,843,617)

Net increase (decrease) in shares outstanding	218,197	$5,344,111

Class Z
Year ended October 31, 2017:
Shares sold	13,457,434	$313,667,275
Shares issued in reinvestment of dividends and distributions	2,103,651	48,467,580
Shares reacquired	(45,132,716)	(1,054,854,072)

Net increase (decrease) in shares outstanding before conversion	(29,571,631)	(692,719,217)
Shares issued upon conversion from other share class(es)	6,392,792	147,807,288
Shares reacquired upon conversion into other share class(es)	(5,569,313)	(129,151,698)

Net increase (decrease) in shares outstanding	(28,748,152)	$(674,063,627)

Year ended October 31, 2016:
Shares sold	24,288,197	$580,972,695
Shares issued in reinvestment of dividends and distributions	2,003,126	48,225,462
Shares reacquired	(31,713,084)	(760,347,718)

Net increase (decrease) in shares outstanding before conversion	(5,421,761)	(131,149,561)
Shares issued upon conversion from other share class(es)	1,239,029	29,819,560
Shares reacquired upon conversion into other share class(es)	(3,052,655)	(73,074,923)

Net increase (decrease) in shares outstanding	(7,235,387)	$(174,404,924)

†	Includes affiliated redemption of 492 shares with a value of $11,623 for Class Q shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Prudential Global Real Estate Fund	41

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2017. The average daily balance for the 230 days that the Fund had loans outstanding during the period was $13,138,948, borrowed at a weighted average interest rate of 2.17%. The maximum loan balance outstanding during the period was $45,170,000. At October 31, 2017, the Fund did not have an outstanding loan balance.

8. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

42

Financial Highlights

Class A Shares
	Year Ended October 31,		Seven Months Ended October 31,		Year Ended March 31,
	2017	2016	2015(f)		2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.41	$24.36	$25.36		$22.59	$22.84	$19.79
Income (loss) from investment operations
Net investment income (loss)	.31	.44	.17		.36	.33	.33
Net realized and unrealized gain (loss) on investment transactions	1.21	(.59)	(.87)		3.06	(.15)	3.39
Total from investment operations	1.52	(.15)	(.70)		3.42	.18	3.72
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.45)	(.30)		(.65)	(.43)	(.67)
Distributions from net realized gains	(.29)	(.35)	-		-	-	-
Total dividends and distributions	(.86)	(.80)	(.30)		(.65)	(.43)	(.67)
Net asset value, end of period	$24.07	$23.41	$24.36		$25.36	$22.59	$22.84
Total Return(a)	6.72%	(0.67)%	(2.77)%		15.26%	.92%	19.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$283,167	$520,316	$576,898		$990,774	$926,156	$679,524
Average net assets (000)	$376,991	$546,171	$762,679		$982,032	$806,577	$470,031
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.27%	1.24%	1.27%	(d)	1.27%	1.26%	1.27%
Expenses before waivers and/or expense reimbursement	1.27%	1.24%	1.27%	(d)	1.27%	1.26%	1.27%
Net investment income (loss)	1.33%	1.84%	1.17%	(d)	1.47%	1.47%	1.59%
Portfolio turnover	66%	80%	48%	(e)	53%	32%	20%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	43

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,		Seven Months Ended October 31,		Year Ended March 31,
	2017	2016	2015(f)		2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.99	$23.93	$24.93		$22.24	$22.61	$19.62
Income (loss) from investment operations
Net investment income (loss)	.15	.27	.07		.18	.18	.19
Net realized and unrealized gain (loss) on investment transactions	1.17	(.58)	(.87)		3.01	(.16)	3.36
Total from investment operations	1.32	(.31)	(.80)		3.19	.02	3.55
Less Dividends and Distributions:
Dividends from net investment income	(.45)	(.28)	(.20)		(.50)	(.39)	(.56)
Distributions from net realized gains	(.29)	(.35)	-		-	-	-
Total dividends and distributions	(.74)	(.63)	(.20)		(.50)	(.39)	(.56)
Net asset value, end of period	$23.57	$22.99	$23.93		$24.93	$22.24	$22.61
Total Return(a)	5.94%	(1.32)%	(3.20)%		14.44%	.24%	18.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,853	$11,984	$14,981		$17,233	$16,866	$16,721
Average net assets (000)	$10,174	$13,626	$15,836		$17,517	$17,712	$13,595
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	1.94%	1.97%	(d)	1.97%	1.96%	1.97%
Expenses before waivers and/or expense reimbursement	1.97%	1.94%	1.97%	(d)	1.97%	1.96%	1.97%
Net investment income (loss)	.66%	1.15%	.52%	(d)	.77%	.80%	.94%
Portfolio turnover	66%	80%	48%	(e)	53%	32%	20%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended October 31,		Seven Months Ended October 31,		Year Ended March 31,
	2017	2016	2015(f)		2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.98	$23.93	$24.92		$22.23	$22.61	$19.62
Income (loss) from investment operations
Net investment income (loss)	.15	.27	.07		.18	.17	.19
Net realized and unrealized gain (loss) on investment transactions	1.18	(.59)	(.86)		3.01	(.16)	3.36
Total from investment operations	1.33	(.32)	(.79)		3.19	.01	3.55
Less Dividends and Distributions:
Dividends from net investment income	(.45)	(.28)	(.20)		(.50)	(.39)	(.56)
Distributions from net realized gains	(.29)	(.35)	-		-	-	-
Total dividends and distributions	(.74)	(.63)	(.20)		(.50)	(.39)	(.56)
Net asset value, end of period	$23.57	$22.98	$23.93		$24.92	$22.23	$22.61
Total Return(a)	5.99%	(1.36)%	(3.16)%		14.45%	.19%	18.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$96,562	$142,836	$175,965		$191,917	$151,751	$128,517
Average net assets (000)	$116,225	$161,785	$181,798		$178,177	$146,043	$99,523
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	1.94%	1.97%	(d)	1.97%	1.96%	1.97%
Expenses before waivers and/or expense reimbursement	1.97%	1.94%	1.97%	(d)	1.97%	1.96%	1.97%
Net investment income (loss)	.67%	1.15%	.52%	(d)	.75%	.79%	.92%
Portfolio turnover	66%	80%	48%	(e)	53%	32%	20%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	45

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,		Seven Months Ended October 31,		Year Ended March 31,	August 23, 2013(d) through March 31,
	2017	2016	2015(g)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.51	$24.45	$25.45		$22.69	$21.46
Income (loss) from investment operations
Net investment income (loss)	.43	.55	.24		.46	.26
Net realized and unrealized gain (loss) on investment transactions	1.20	(.58)	(.87)		3.08	1.15
Total from investment operations	1.63	(.03)	(.63)		3.54	1.41
Less Dividends and Distributions:
Dividends from net investment income	(.68)	(.56)	(.37)		(.78)	(.18)
Distributions from net realized gains	(.29)	(.35)	-		-	-
Total dividends and distributions	(.97)	(.91)	(.37)		(.78)	(.18)
Net asset value, end of period	$24.17	$23.51	$24.45		$25.45	$22.69
Total Return(a)	7.18%	(0.17)%	(2.47)%		15.77%	6.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$748,552	$424,097	$304,042		$237,692	$54,236
Average net assets (000)	$575,716	$368,820	$279,379		$140,024	$39,266
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.79%	.80%	(e)	.81%	.83%	(e)
Expenses before waivers and/or expense reimbursement	.80%	.79%	.80%	(e)	.81%	.83%	(e)
Net investment income (loss)	1.81%	2.27%	1.68%	(e)	1.84%	1.93%	(e)
Portfolio turnover	66%	80%	48%	(f)	53%	32%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.
(g)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

46

Class R Shares
	Year Ended October 31,		Seven Months Ended October 31,		Year Ended March 31,
	2017	2016	2015(f)		2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.36	$24.30	$25.31		$22.55	$22.82	$19.77
Income (loss) from investment operations
Net investment income (loss)	.27	.38	.14		.30	.29	.29
Net realized and unrealized gain (loss) on investment transactions	1.21	(.57)	(.88)		3.06	(.16)	3.39
Total from investment operations	1.48	(.19)	(.74)		3.36	.13	3.68
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.40)	(.27)		(.60)	(.40)	(.63)
Distributions from net realized gains	(.29)	(.35)	-		-	-	-
Total dividends and distributions	(.83)	(.75)	(.27)		(.60)	(.40)	(.63)
Net asset value, end of period	$24.01	$23.36	$24.30		$25.31	$22.55	$22.82
Total Return(a)	6.52%	(0.83)%	(2.92)%		15.03%	.72%	18.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,346	$28,647	$24,507		$24,002	$14,014	$13,078
Average net assets (000)	$33,336	$26,820	$23,797		$19,001	$14,324	$8,527
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.44%	1.47%	(d)	1.47%	1.46%	1.47%
Expenses before waivers and/or expense reimbursement	1.72%	1.69%	1.72%	(d)	1.72%	1.71%	1.72%
Net investment income (loss)	1.15%	1.59%	1.01%	(d)	1.22%	1.31%	1.36%
Portfolio turnover	66%	80%	48%	(e)	53%	32%	20%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	47

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		Seven Months Ended October 31,		Year Ended March 31,
	2017	2016	2015(f)		2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.50	$24.45	$25.46		$22.69	$22.93	$19.85
Income (loss) from investment operations
Net investment income (loss)	.39	.51	.22		.43	.39	.39
Net realized and unrealized gain (loss) on investment transactions	1.21	(.59)	(.89)		3.07	(.15)	3.42
Total from investment operations	1.60	(.08)	(.67)		3.50	.24	3.81
Less Dividends and Distributions:
Dividends from net investment income	(.64)	(.52)	(.34)		(.73)	(.48)	(.73)
Distributions from net realized gains	(.29)	(.35)	-		-	-	-
Total dividends and distributions	(.93)	(.87)	(.34)		(.73)	(.48)	(.73)
Net asset value, end of period	$24.17	$23.50	$24.45		$25.46	$22.69	$22.93
Total Return(a)	7.05%	(.37)%	(2.62)%		15.60%	1.22%	19.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,473,514	$2,108,092	$2,370,204		$2,573,401	$1,967,200	$1,114,469
Average net assets (000)	$1,747,768	$2,247,294	$2,429,133		$2,316,203	$1,626,256	$723,880
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.97%	.94%	.97%	(d)	.97%	.96%	.97%
Expenses before waivers and/or expense reimbursement	.97%	.94%	.97%	(d)	.97%	.96%	.97%
Net investment income (loss)	1.65%	2.13%	1.52%	(d)	1.75%	1.75%	1.86%
Portfolio turnover	66%	80%	48%	(e)	53%	32%	20%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

48

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential Global Real Estate Fund (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven month-period ended October 31, 2015, and each of the years or periods in the three-year period ended March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

Prudential Global Real Estate Fund	49

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2017, the Fund reports the maximum amount allowed per share, but not less than $0.29 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

For the year ended October 31, 2017, the Fund reports the maximum amount allowable, but not less than 25.65% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2017.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Global Real Estate Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2001; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Global Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Global Real Estate Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), which provides subadvisory services to the Fund through its PGIM Real Estate unit (“PGIM Real Estate”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	Prudential Global Real Estate Fund is a series of Prudential Investment Portfolios 12.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Global Real Estate Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM’s and PGIM Real Estate’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Real Estate. The Board also noted that it received favorable compliance reports from the Fund’s

Visit our website at pgiminvestments.com

Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Real Estate. The Board noted that PGIM Real Estate and PGIM are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM through PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that PGIM Investments was proposing that the management fee schedule for the Fund include breakpoints, which would have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund would not realize the effect of those rate reductions. The Board took note that the proposed fee structure would result in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale, if any, may be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Global Real Estate Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Real Estate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Real Estate were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Real Estate Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund. In this regard, the Board considered PGIM Investments’ assertion that the Fund maintains a relative value-oriented strategy resulting in a lower tracking error over time relative to peers.

•

The Board considered information provided by PGIM Investments which indicated that most of the Fund’s underperformance was attributable to underperformance during the first three quarters of 2016. In that regard, the Board considered that prior to 2016, the Fund outperformed its benchmark index and Peer Universe median over the one-, three-, five- and ten-year periods ending December 31, 2015.

•

The Board and PGIM Investments also agreed to permanently reduce the Fund’s management fee schedule. The current management fee schedule is 0.75% on average daily net assets. The new management fee schedule is 0.75% on average daily net assets to $5 billion, 0.74% on average daily net assets from $5 billion to $10 billion, and 0.73% on average daily net assets over $10 billion.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements with the permanent management fee reduction.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Global Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PURAX	PURBX	PURCX	PGRQX	PURRX	PURZX
CUSIP	744336108	744336207	744336306	744336876	744336405	744336504

MF182E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $28,598 and $26,265 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾ Federal, state and local income tax compliance; and,
◾ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017